Segment Information and Revenue Analysis	12 Months Ended
Jun. 30, 2020
Segment Reporting [Abstract]
SEGMENT INFORMATION AND REVENUE ANALYSIS

NOTE 20 – SEGMENT INFORMATION AND REVENUE ANALYSIS

The Company follows ASC 280, Segment Reporting, which requires that companies to disclose segment data based on how management makes decision about allocating resources to each segment and evaluating their performances. The Company has one reporting segment. The Company's chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Company. The Company's revenue and net income are substantially derived from enterprise application services and financial industry IT services.

The Company's operations are primarily based in China, where the Company derives a substantial portion of their revenues. The following table presents revenues generated in domestic and overseas markets for the years ended June 30, 2020, 2019 and 2018.

	For the years ended June 30,
	2020	2019	2018
Mainland China	$78,840,635	$60,398,820	$47,196,671
Singapore	7,369,345	2,525,489	-
Hong Kong	3,071,857	1,961,763	1,414,175
Australia	2,167	46,865	210,984
Malaysia	125,748	-	-
Japan	5,394	-	-
India	652	-	-
Taiwan	-	-	116,763
Total	$89,415,798	$64,932,937	$48,938,593

The following table presents revenues by the service lines for the years ended June 30, 2020, 2019 and 2018.

	For the years ended June 30,
	2020	2019	2018
IT consulting service	$87,136,754	$61,755,355	$47,159,651
Customized IT solution service	1,844,892	3,041,482	1,634,100
Other	434,152	136,100	144,842
Total	$89,415,798	$64,932,937	$48,938,593